EXHIBIT 10.16

                               AMENDMENT NO. 1 TO
                             NOTE PURCHASE AGREEMENT

         AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT dated October 31, 2003 (the "Amendment") by and between Bio-key International, Inc., a Minnesota corporation (the "Company"), and The Shaar Fund, Ltd. (the "Investor").

                                   WITNESSETH:

         WHEREAS, the Company and Investor (collectively, the "Parties") are parties to that certain Note Purchase Agreement dated January 27, 2003 (the "Note Purchase Agreement"); and

         WHEREAS, the Parties have agreed to amend the Note Purchase Agreement to, among other things, provide additional funding to the Company.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

         1. Amendments to Note Purchase Agreement.

                  (a) Section 1.2(a) of the Note Purchase Agreement is hereby amended to include the following additional language:

                  "Subject to the terms and conditions set forth herein, the Investor shall loan up to Two Million Five Hundred Thousand ($2,500,000) Dollars of additional funding (the "Additional Funding") to the Company. Investor shall provide the Additional Funding to the Company by advancing to the Company, subject to the conditions set forth in Sections 1(b) and 1(c) of the Note Purchase Agreement, $300,000 on November 1, 2003 and $200,000 on the first day of each month commencing December 1, 2003 and terminating October 1, 2004."

                  (b) Section 2(a) of the Note Purchase Agreement is hereby amended to include the following additional language:

                  "The Additional Funding shall be evidenced by a secured convertible promissory note (the "Additional Funding Note") payable to the order of the Investor or its assignee, in substantially the form attached to this Amendment as Exhibit A."


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                  (c) Section 7 of the Note Purchase Agreement is hereby amended to include the following additional language:

                  "The Investor hereby WAIVES the application of any and all provisions of the Prior Securities which would reduce the conversion ratio or conversion price applicable to the Prior Securities as a result of the issuance of the Additional Funding Note or the issuance of shares of capital stock of the Company upon conversion thereof, such that the forgoing issuances shall not effect the conversion ratios or conversion prices applicable to any of the Prior Securities."

                  (d) Section 10 of the Note Purchase Agreement is hereby amended by deleting proviso (i) and deleting proviso (ii) and replacing them with the following:

                  "(i) that such Additional Registration Statement shall be required to be filed sixty (60) days after the date on which Investor provides written notice to the Company of its demand that the Additional Registration Statement be filed with the SEC and shall be declared effective within two hundred and ten
                  (210) days after such written notice; and (ii) that such Additional Registration Statement shall include the shares of common stock issuable upon conversion of the Note and Additional Funding Note and all other securities of the Company owned by the Investor, unless such shares are covered by a different registration statement."

         2. Miscellaneous.

                  (a) Capitalized terms used and not defined herein shall have the meanings assigned to them in the Note Purchase Agreement.

                  (b) Each of the Company and Investor represents and warrants that its signatory hereto has the full power and authority to execute this Amendment in the name of and on behalf of the Company or Investor, as applicable.

                  (c) All terms of the Note Purchase Agreement shall remain unaltered and in full force and effect except as modified by this Amendment.

                  (d) This Amendment may be delivered via facsimile and executed in counterpart, each of which shall be deemed to be an original, and both of which shall constitute one and the same instrument.


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


         IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day, month and year first above written.


                                                 BIO-KEY INTERNATIONAL, INC.

                                                 By: /s/ Gary Wendt
                                                     ---------------------------
                                                     Name: Gary Wendt
                                                           ---------------------
                                                     Title: CFO
                                                            --------------------



                                                 THE SHAAR FUND LTD

                                                 By: InterCaribbean Services Ltd

                                                 By: /s/
                                                     ---------------------------
                                                     Director














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